SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant  [x]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
[x] Definitive proxy statement             Commission Only (as permitted
[ ] Definitive additional materials        by Rule 14a-6(e)(2))
[ ] Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12

                            GENERAL TELEPHONY, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ ] No Fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                            GENERAL TELEPHONY, INC.
                      14601 Bellaire Blvd., Suite 338,
                              Houston TX  77083


                                                    November 26, 2001


Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of General Telephony, Inc. (the "Company" or "GTPH") to be held at 10:30 a.m. local time on December 18, 2000, at 6802 San Remo, Houston, Texas 77083 for the following purposes:

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:


                          ITEM                            RECOMMENDED VOTE
                          ----                            ----------------
1. Election of two Directors                                    FOR
2. Ratification of G. Brad Beckstead as independent auditors    FOR


We have also included a proxy statement that contains more information about these items and the meeting.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help us plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

If your shares are registered in your name, you are a share owner of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

If your shares are in the name of your broker or bank, your shares are held in street name. You will need to ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that we can verify your ownership of Company stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written proxy card. And share owners may vote in person at the meeting, as described above.

                                           /s/ David D. Selmon, Jr.
                                           ------------------------
                                               David D. Selmon, Jr.
Houston, TX
November 26, 2001

                              GENERAL TELEPHONY, INC.
                         14601 Bellaire Blvd., Suite 338,
                                 Houston TX  77083


                 NOTICE OF ANNUAL MEETING OF SHARE OWNERS

TO THE OWNERS OF COMMON STOCK OF GENERAL TELEPHONY, INC.

The Annual Meeting of Share Owners of General Telephony, Inc., a Nevada corporation (the "Company" or "GTPH"), will be held at 6802 San Remo, Houston, Texas 77083, on December 18, 2001, at 10:30 a.m., local time. The purposes of the meeting are:

    1. To elect two Directors to serve until the 2002 Annual Meeting of Share Owners,

    2. To ratify the appointment of G. Brad Beckstead, CPA as independent auditors of the Company to serve for the 2001 fiscal year, and

    3. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set November 26, 2001, as the record date for the meeting. This means that owners of Company Common Stock at the close of business on that date are entitled to (1) receive notice of the meeting and
(2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of share owners of the Company as of the close of business on November 26, 2001, for inspection during normal business hours from November 26 through December 7, 2001, at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 4955 South Durango, Suite 214, Las Vegas, Nevada 89113. This list will also be available at the meeting.

                                      By Order of the Board of Directors

                                      David D. Selmon, Jr.
                                      ------------------------------
                                      Title:   Chairman of the Board


Houston, Texas
November 26, 2001

EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHARE OWNER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                              GENERAL TELEPHONY, INC.
                         14601 Bellaire Blvd., Suite 338,
                                 Houston TX  77083


                                                    November 26, 2001

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHARE OWNERS
                           TO BE HELD DECEMBER 18, 2000

The Board of Directors of General Telephony, Inc. (the "Company" or "GTPH") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2001 Annual Meeting of Share Owners of the Company.

The meeting will be held 6802 San Remo, Houston, Texas 77083, on December 18, 2001, at 10:30 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

A share owner can revoke a proxy by any one of the following three actions: giving written notice to the Company, delivering a later dated proxy or voting in person at the meeting.

The mailing address of the principal executive offices of the Company is:
14601 Bellaire Blvd., Suite 338, Houston TX 77083. The date on which this Proxy Statement and form of proxy are first being sent or given to share owners is November 26, 2001.

Below is a list of the different votes share owners may cast at the meeting pursuant to this solicitation.

  . In voting on the election of two Directors to serve until the 2000
    Annual Meeting of Share Owners, share owners may vote in one of the two following ways:

     (1) in favor of the nominee,

     (2) withhold votes as to the nominee, or

   In voting the ratification of the appointment of G. Brad Beckstead, CPA, as independent auditors, share owners may vote in one of the three following ways:

     (1) in favor of the proposal,

     (2) against the proposal, or

     (3) abstain from voting on the proposal.

Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all nominees, and FOR the proposal to ratify the appointment of G. Brad Beckstead, CPA.

Directors will be elected by a plurality. All other proposals will require approval by a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the meeting. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Only owners of record of shares of Company Common Stock at the close of business on November 26, 2001, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Company Common Stock held. On November 26, 2001, there were 3,011,300 shares of Company Common Stock issued and outstanding.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with General Telephony, Inc. ("GTPH") at its principal executive offices at General Telephony,Inc., 14601 Bellaire Blvd., Suite 338, Houston TX 77083, a duly executed proxy bearing a later date or by attending the special meeting and voting that stockholder's shares in person.

                                  SOLICITATION

         GTPH will bear the cost of soliciting proxies. In addition, GTPH will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of GTPH registered in the names of those persons, and GTPH will reimburse them for their reasonable out-of-pocket costs. GTPH may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from others, the unavailability of any necessary intellectual property rights possessed by third parties, and certain of those risks described in GTPH's most recent report on Form 10-SB filed with the Securities and Exchange Commission.

                             ELECTION OF DIRECTOR

                                   (ITEM 1)

BOARD OF DIRECTORS

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTOR THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR DAVID D. SELMON, JR. AND MELISSA FERNANDEZ AS DIRECTORS TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING OF SHARE OWNERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEE UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.

                  NOMINEES FOR ELECTION TO TERM EXPIRING 2001
-----------------------------------------------------------------------------

Name                         Age              Position
--------                    ------           ----------
David D. Selmon, Jr.          24             President, CEO
                                             Chief Financial Officer and
                                             Director

Melissa Fernandez             22             Secretary and Director



Work Experience
---------------

David D. Selmon, Jr., President

The Company is managed and led by David D. Selmon, Jr. Mr. Selmon, Jr., sent the past 4 years in the United States Marines. He was responsible for the unit's motor pool maintenance as well as being in charge of a seven (7) man squad to include their military readiness and attitude. He is currently employed at Dave and Buster's Restaurant as a part time bartender. Mr. Selmon plans to devote 20-25 hours per week to his position as President of General Telephony.com, Inc. He is currently enrolled at Houston Community College.

Melissa Fernandez, Corporate Secretary

Melissa Fernandez, formerly Melissa Selmon was married in September, 2000, and changed her last name.

Melissa Fernandez is currently employed at Berryhill's restaurant in Houston as a cashier. She has helped manage nightclubs and other entertainment facilities. She currently helps manage the computers used in retrieving daily data from the Company payphone business (68 phones) and is responsible for programming the phones when necessary. Mrs. Fernandez plans to devote 15-25 hours per week to her position as Secretary of General Telephony.com, Inc. She is currently enrolled at Houston Community College.

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTOR

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR DAVID D. SELMON, JR. AND MELISSA FERNANDEZ AS DIRECTOR TO HOLD OFFICE UNTIL THE 2002 ANNUAL MEETING OF SHARE OWNERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEES UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE IN THEIR PROXY.


                               ITEM NUMBER TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



The Board of Directors of the Company, has appointed the firm of G. Brad Beckstead to serve as independent auditors of the Company for the fiscal year ending December 31, 2001, subject to ratification of this appointment by the share owners of the Company. G. Brad Beckstead, CPA has served as independent auditors of the Company for past year and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the Annual Meeting of Share Owners. If the share owners should not ratify the appointment of
G. Brad Beckstead, CPA, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF G. BRAD BECKSTEAD, CPA AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2001 FISCAL YEAR. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

                           OWNERSHIP OF SECURITIES

The following table sets forth stock ownership information as of December 1, 2000 concerning (i) each director and persons nominated to become directors of The Company, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to beneficially own more than five (5%) percent of the outstanding shares of the Company's Common Stock, (iii) the Chief Executive Officer (no executive officer of the Company received any compensation to date, and (iv) The Company's executive officers and directors as a group. The Company has no issued or outstanding Preferred stock.



                                                 Amount
Title   Name and Address                         of shares            Percent
of      of Beneficial                            held by    Date        of
Class   Owner of Shares          Position        Owner      Purchased   Class
-----------------------------------------------------------------------------

Common  David D. Selmon, Jr.(1)  President/Director  900,000  11/15/99  29.9%

Common  Melissa Fernandez(2)     Secretary/Director  900,000  11/15/99  29.9%

Common  Frank Fisher(3)          Shareholder         420,000  12/05/99  13.9%
-----------------------------------------------------------------------------
Totals:                                            2,220,000            73.7%

Common   All Executive Officers and
         Directors as a Group (2 persons)           1,800,000            59.8%

The percentages listed in the Percent of Class column are based upon 33,011,300 outstanding shares of common stock, which will be the number of outstanding shares of Common Stock as of the Effective Date.


(1)  David D. Selmon, 14601 Bellaire Blvd, Suite 338, Houston, TX  77083.
(2) Melissa Fernandez, (married name) formerly Melissa Selmon, 14601 Bellaire Blvd, Suite 338, Houston, TX 77083.
(3)  Franklin Fisher, Jr. 5433 Westheimer, Suite 500, Houston, TX  77056
     This includes the 140,000 shares of Common Stock beneficially owned by International Fluid Dynamics, which is controlled by Mr. Fisher, and also includes 1400,000 shares of Common Stock beneficially owned by TCA Investments, Inc., which is controlled by Mr. Fisher.

                              PROXY PROCEDURE AND
                           EXPENSES OF SOLICITATION

The Company will hold the votes of all share owners in confidence from the Company, its Directors, officers and employees except: (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (2) in case of a contested proxy solicitation; (3) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management; or (4) to allow the independent inspectors of election to certify the results of the vote. The Company will also continue, as it has for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

Directors, officers and employees of the Company may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.


                                  ITEM NUMBER 3

                                 OTHER BUSINESS

         As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the special meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.


                                  David D. Selmon, Jr.
                                  ----------------------------------
                                  CHAIRMAN OF THE BOARD OF DIRECTORS

Dated:   November 26, 2001

THE ANNUAL REPORT TO SHARE OWNERS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 200, WHICH INCLUDES FINANCIAL STATEMENTS, HAS BEEN MADE AVAILABLE TO SHARE OWNERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                                   PROXY CARD


                              GENERAL TELEPHONY, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

         The undersigned stockholder of General Telephony, Inc. ("GTPH") hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on December 182000, and the related proxy statement, and appoints Melissa Fernandez, as proxies of the undersigned, with full power of substitution to vote all shares of GTPH's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at 10:30 a.m. local time on December 18, 2000, at 6802 San Remo, Houston, Texas 77083, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

    1.  Election of two Directors.

         (a) To elect David D. Selmon, Jr., Director, to serve until the 2002 Annual Meeting of Share Owners,

                  FOR [ ]           WITHHOLD [ ]

         (b) To elect Melissa Fernandez, Director, to serve until the 2002 Annual Meeting of Share Owners,

                  FOR [ ]           WITHHOLD [ ]

    2. To ratify the appointment of G. Brad Beckstead, CPA as independent auditors of the Company to serve for the 2001 fiscal year,

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

    3. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

        The board of directors recommends you vote "FOR" the election of two directors and "FOR" the ratification of its independent auditor.

        This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


         Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                               Dated: ____________, 2001


                                               -----------------------------
                                               (Print Name)


                                               -----------------------------
                                               (Authorized Signature)


         I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No